UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2011 (January 14, 2011)
FIRST PHYSICIANS CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, #810 Beverly Hills, California	90210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 860-2501
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure
On January 14, 2011 First Physicians Capital Group, Inc., a Delaware corporation, issued a press release announcing its unaudited financial results for the Fiscal Year Ended September, 2010 and other matters. A copy of the January 14th press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 14, 2011.

EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated January 14, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PHYSICIANS CAPITAL GROUP, INC.
Date: January 14, 2011	By:	/s/ Sean Kirrane
Sean Kirrane
Principal Accounting Officer